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                                                                   EXHIBIT 10.25

                                RESEARCH LEASE

Equipment: CellSys 100(TM) Microdrop Maker (includes ice-water bath container and a 12.3 cm autoclavable stainless steel shaft/blade assembly) as described in Exhibit B, Equipment Specifications.

Reagents: [*****] of sterilized CelMix(TM) 200 Emulsion Matrix and [*****] of sterilized CelBioGel(TM) Encapsulation Matrix.

Exhibit A lists the patents covering the Equipment and Reagents; Exhibit B lists the Equipment specifications.

ONE CELL SYSTEMS, INC. (LESSOR)
100 Inman Street
Cambridge, MA 02139

DIVIERSA CORPORATION (LESSEE)
10665 Sorrento Valley Road
San Diego, CA 92121

Equipment Location Address (if different than above):
     Street: _____________________________________________________
     City: _____________________  State: ___________  Zip: _______

Renewal Lease Term: [*****];[*****] through December 31, 1999.

Lease Payment: [*****] for the Renewal Lease Term.

Payment Schedule: [*****] due by [*****].

                          LEASE TERMS AND CONDITIONS

Lessee requests that Lessor lease to Lessee the personal property shown above (the "Equipment") for research purposes only. Lessee's offer will be binding on Lessor when Lessor accepts it by having an authorized employee sign in the space provided below. All Lease Payments and other sums due and to become due shall be payable to Lessor at Lessor's offices at 100 Inman Street, Cambridge, MA 02139.

1. Lease-Payment. The Lease Payment for the Renewal Lease Term is [*****] which is due by [*****].

2. Equipment Location. Equipment shall be delivered to, and not be removed without Lessor's prior written consent from the "Equipment Location" shown above or if no location is specified, Lessee's billing address. Lessor shall have the right to inspect Equipment at any reasonable time during business hours with reasonable notice.

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3.   Reagent Shipments.  Unless directed to the contrary by Lessee in writing,
Lessor shall ship at [*****] of the Lease to the Equipment Location [*****] of sterilized CelMix(TM) 200 Emulsion Matrix and [*****] of sterilized CelBioGel(TM) Encapsulation Matrix. These shipments will be F.O.B. Cambridge, MA; Lessor will prepay the freight and invoice Lessee accordingly, or, at Lessee's direction, utilize Lessee's FedEx account number [*****].

4. Ownership; Personal Property. This equipment is Lessor's property, and no rights or interests in it are conveyed except as expressly set forth herein. The Equipment is and shall at all times remain personal property.

5. Use of Equipment and Reagents. The Equipment and Reagents can be used only for Lessee's own internal research purposes. Lessee cannot sell or provide services (now or in the future) that use or encompass the Equipment or Reagents to third parties; Lessee cannot sell or provide products (now or in the future) that either use or were developed (in whole or in part) with the Equipment or Reagents or are manufactured by the Equipment to third parties. Lessee's obligations and Lessor's rights under this Section 5 shall survive Lease expiration or termination.

6. Assignment, Offset. LESSEE MAY NOT ASSIGN, TRANSFER, OR SUBLET ANY INTEREST IN THIS LEASE OR THE EQUIPMENT WITHOUT LESSOR'S PRIOR WRITTEN CONSENT. Lessor may assign this Lease or mortgage the Equipment, or both, in whole or in part without notice to Lessee. If Lessee receives notice, Lessee will acknowledge receipt thereof in writing. Each assignee or mortgagee of Lessor shall have all Lessor's rights, but none of Lessor's obligations under this Lease. Lessee shall not assert against assignee or mortgagee any defenses, counterclaims, or offsets Lessee may have against Lessor. This Lease inures to the benefit of and is binding upon the heirs, legatees, successors, and assigns of the parties hereto. Lessee acknowledges that any assignment by Lessor will neither materially change Lessee's duties hereunder nor increase Lessee's burdens or risks hereunder.

7. Lessee's Options After Expiration of Renewal Lease Term. At least [*****] prior to the expiration of the Renewal Lease Term Lessor will send to Lessee 1) notification that Lessee's Renewal Lease will expire as of a particular date and
2) a Continuing Lease specifying the terms and conditions upon which Lessee can continue to lease the Equipment; the Lease Payment in the Continuing Lease will be no more than [*****] of the Lease Payment in the Renewal Lease Term. Within [*****] after the expiration of the Renewal Lease Term and assuming that no default has occurred and is continuing, Lessee has the following Options:

     (A) to release the Equipment on the terms and conditions specified in the Continuing Lease, or

     (B)  to surrender the Equipment,

8. Taxes, No Liens. As Lessor directs, Lessee shall pay all charges and taxes (local, state, and federal) incurred by Lessor which may now or hereafter be imposed or levied upon the leasing, possession, or use of the Equipment, excluding, however, all taxes on or measured by Lessor's net income. Lessee shall keep the Equipment free and clear of all liens and encumbrances.

9. Indemnity. Lessee shall indemnify, defend, and hold Lessor harmless from any costs, expenses, damages, fines, claims, or lawsuits arising from the lease, possession, use, condition,

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or return of the Equipment. The obligations under this Section 9 shall survive
Lease expiration or termination.

10. Lease Term, Noncancelability, Nonassignability. This lease shall continue fur the number of months shown in the space above as the Renewal Lease Term and end after Lessee has fulfilled all Lessee's obligations. THIS LEASE CANNOT BE CANCELED OR TERMINATED FOR ANY REASON EXCEPT AS EXPRESSLY PROVIDED HEREIN. LESSEE MAY NOT ASSIGN, TRANSFER, OR SUBLET ANY INTEREST IN THIS LEASE OR THE EQUIPMENT WITHOUT LESSOR'S PRIOR WRITTEN CONSENT.

11. Warranty and Maintenance. Lessor warrants that the Equipment is free from defects in materials and workmanship for the duration of this Lease and will perform substantially in accordance with the Equipment documentation for the life of the Equipment. Lessor will provide all labor and parts required to maintain the Equipment in operating condition for the duration of this Lease. Lessee is responsible for any freight and shipping charges associated with any non-warranty repair or maintenance of the Equipment.

12. Disclaimer of Other Warranties. Section 11 contains the only Warranty of any kind, express or implied, including but not limited to the implied warranties of merchantability and fitness for a particular purpose, that are made by Lessor on this Equipment. No oral or written information or advice given by Lessor or Lessor's employees shall create a warranty or in any way increase the scope of this Warranty, and Lessee may not rely on any such information or advice.

13. Late Payment Charges. If any payment to Lessor required herein is not paid on or before its due date, Lessee shall pay to Lessor interest on any such late payment from the due date thereof until the date paid at the lesser of [*****] or the [*****].

14. Default. If Lessee's failure to perform any obligation hereunder continues for [*****] after Lessor demands in writing performance thereof, Lessor may take possession of any Equipment, which possession shall not terminate Lessee's obligations under this Lease. Lessee will he responsible for Lessor's legal costs and expenses.

15. Insurance. Lessee shall at Lessee's expense provide and maintain (a) insurance against loss, theft, damage or destruction of the Equipment for its full replacement value, naming Lessor as the loss payee, and (b) public liability and property damage insurance naming Lessor as additional insured. Such insurance (and written evidence thereof delivered to Lessor at Lessor's request) shall be satisfactory to Lessor. If Lessee fails to provide such evidence, Lessor will have the right, but no obligation, to have such insurance protecting Lessor placed at Lessee's expense.

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1.6. Patents.  All inventions and discoveries, whether or not patentable, which are conceived or reduced to practice by Lessee while utilizing the Equipment and/or Reagents shall be the sole and exclusive property of Lessee, provided however, that any patent claims reciting the Equipment (specifically or generically) and/or Reagents (specifically or generically which can form "bead polymers" or "gel microdrops" as described in the Patents listed in Exhibit A of this Lease) individually or as a component of a product or a process shall be jointly owned by the Lessor and Lessee. Lessor's rights under this Section 16 shall survive Lease expiration or termination.

17. Miscellaneous; Lessee Waivers; Consent to Jurisdiction. This instrument constitutes the entire agreement between the parties as to the subject matter contained herein, and it shall not be amended, altered, or changed except by a written agreement signed by the parties hereto and no provision of this Lease can be waived except by Lessor's written consent. Lessee authorizes Lessor to do all acts which Lessor may reasonably deem necessary to protect Lessor's interests hereunder. This is a contract of lease only and nothing shall create in Lessor solely a security interest or give Lessee an equity or other property interest in the Equipment except as specifically provided herein.

The Undersigned affirms that he/she are duly authorized to execute this Lease
Contract:

One Cell Systems, Inc. (Lessor) by:          Diversa Corporation (Lessee) by:


/s/ Edward O'Lear                            /s/ Carolyn Erickson
------------------------------------         -----------------------------------
Edward O'Lear                                Carolyn Erickson
Vice President                               Director, IP
Date: February 16, 1999

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                                   EXHIBIT A
                                    PATENTS

The following Patents and pending patent applications cover the encapsulation of a variety of biological substances using the Reagents (both specifically and generically) and Equipment (both specifically and generically) and then assaying for a variety of parameters:

     [*****]

                                   EXHIBIT B
                           EQUIPMENT SPECIFICATIONS

[*****]

                                      5.      *Confidential Treatment Requested